UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – November 13, 2015
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 13, 2015, Allegion plc (“Allegion”) issued a press release announcing that it, through two subsidiaries, had completed the sale of the majority stake in Bocom Wincent Technologies Co., Ltd. (“Bocom Wincent”) to an affiliate of American Industrial Acquisition Corporation. Under the terms of the transaction, Allegion may receive up to $75 million based on the future performance of Bocom Wincent. The press release is filed at Exhibit 99.1 and incorporated herein by reference.

Pro forma financial information required pursuant to Article 11 of Regulation S-X presenting the historical results of Allegion as adjusted to reflect the impact of the sale of the majority stake in Bocom Wincent was previously provided in Allegion’s Registration Statement on Form S-3 filed on September 11, 2015.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Allegion plc dated November 13, 2015

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	November 13, 2015	/s/ Patrick S. Shannon
Patrick S. Shannon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Allegion plc dated November 13, 2015